UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  April 30, 2014

FIDELITY D & D BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA       18512

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR

240.13e-4(c))

FIDELITY D & D BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 30, 2014, Fidelity  D & D Bancorp, Inc. issued a press release describing its results of operations for the quarter and year-to-date ended March 31, 2014.  A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit NumberDescription

99.1Copy of the Press Release, dated April 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D & D BANCORP, INC.

Date: April 30, 2014	By: /s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1                       Copy of the Press Release, dated April 30, 2014.

Exhibit 99.1

FIDELITY D & D BANCORP, INC.

FOR IMMEDIATE RELEASE

Date:  April 30, 2014

Contacts:

Daniel J. Santaniello	Salvatore R. DeFrancesco, Jr.
President and Chief Executive Officer	Treasurer and Chief Financial Officer
570-504-8035	570-504-8000

FIDELITY D & D BANCORP, INC.

REPORTS FIRST QUARTER 2014 FINANCIAL RESULTS

Dunmore, PA – Fidelity D & D Bancorp, Inc., (OTC Bulletin Board: FDBC), parent company of The Fidelity Deposit and Discount Bank, announced net income for the quarter ended March 31, 2014 of $1.5 million, an improvement of $62 thousand, or 4%, compared to $1.4 million for the first quarter of 2013.  Net interest income growth along with a lower provision for loan losses and fewer non-interest expenses more than offset the reduction in other income, when compared to the prior year quarter.  Earnings per share on a diluted basis for the quarter were $0.61 and $0.60 for the three months ended March 31, 2014 and 2013, respectively.

“We are very pleased with the financial results for the first quarter of 2014.  The positive results are reflective of the Bank’s commitment to build relationships, maintaining sound business practices, and seeking continuous improvement,” stated Daniel J. Santaniello, President and Chief Executive Officer.  “We continue to attract new customer deposits and loans, while having a modest increase in net overhead expenses.  The Company’s strong capital position has enabled us to invest strategically back into the future growth of the Company.”

Net interest income increased $62 thousand, or 1%, to $5.3 million for the quarter ended March 31, 2014, from $5.2 million recorded during the first quarter of 2013.  Net interest income earned was higher in first quarter 2014 over the same period in 2013, despite the decline in yield on interest earning assets outpacing the savings on rates of interest-bearing liabilities.  The Company experienced lower interest costs from a smaller average certificates-of-deposit total that continues to reprice downward, which was replaced by growth of non-interest bearing deposits.  This interest cost reduction along with additional interest income from a $30 million larger average balance loan portfolio helped to moderate the decline of net interest margin by 5 basis points to 3.79% for the first quarter of 2014, compared to 3.84% for the same 2013 quarter.

A provision for loan losses of $300 thousand was recorded during the first quarter of 2014 compared to $550 thousand required for the same 2013 period. The provision for loan losses funded the allowance for loan losses for the experienced loan growth, but also reinforced it for the potential credit risks that still exist from an uncertain local economic environment.  The allowance for loan losses was maintained at 1.84% of total loans at March 31, 2014 compared to the 1.83% of total loans at March 31, 2013.

Total other income recorded for the quarter ended March 31, 2014 was $1.7 million compared to $2.1 million for the same quarter in 2013.  The decrease was primarily from $376 thousand less in gains from fewer mortgage loans sold, $116 thousand less loan service charges and $29 thousand lower deposit services charges realized during 2014.  These were offset by growth attributed to the $87 thousand increase in gains from securities sold and increases of $35 thousand from net loan servicing fees, $32 thousand interchange fees and $26 thousand rental income recorded during the first quarter of 2014.

Total other operating expense decreased by $95 thousand, or 2%, to $4.8 million from $4.9 million for the quarters ended March 31, 2014 and 2013, respectively.  The other operating expenses primarily decreased from $206 thousand less collection and foreclosed asset expenses, partly offset by increases of $69 thousand in professional services and $62 thousand from additional occupancy and equipment costs incurred during 2014.

The Company’s assets increased $30.6 million to total $654.4 million at March 31, 2014 compared to $623.8 million of total assets at December 31, 2013.  This asset growth resulted from $18.9 million more held in cash, $5.5 million additional loans and leases and $4.8 million in added securities; funded from the $15.9 million increase in interest-bearing deposits, $9.2 million additional non-interest-bearing deposits and $3.7 million more short-term borrowings with repurchase customers, plus a $1.8 million increase in shareholders’ equity.

Fidelity D & D Bancorp, Inc. serves Lackawanna and Luzerne Counties through The Fidelity Deposit and Discount Bank’s 11 community banking office locations, including wealth management assistance through providing fiduciary activities with the Bank’s full trust powers; as well as offering a full array of asset management services.  The Bank's deposits are insured by the Federal Deposit Insurance Corporation up to the full extent permitted by law.

Forward-looking statements

Certain of the matters discussed in this press release may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” and similar expressions are intended to identify such forward-looking statements.

The Company’s actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

•	the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers’ ability to repay loans;
•	the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•	the impact of new laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;
•	impacts of the new capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;
•	governmental monetary and fiscal policies, as well as legislative and regulatory changes;
•	effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;
•	the effect of changes in accounting policies and practices, as may be adopted by banking regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
•

the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;

•

the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, and the internet;

•	technological changes;
•	acquisitions and integration of acquired businesses;
•	the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;
•	volatility in the securities markets;
•	deteriorating economic conditions;
•	acts of war or terrorism; and
•	disruption of credit and equity markets.

For more information please visit our investor relations web site located through www.bankatfidelity.com.

FIDELITY D & D BANCORP, INC.

Unaudited Condensed Consolidated Balance Sheets

(dollars in thousands)

At Period End:	March 31, 2014	December 31, 2013
Assets
Total cash and cash equivalents	$32,099	$13,218
Investment securities	102,213	97,423
Federal Home Loan Bank Stock	2,176	2,640
Loans and leases	484,015	479,061
Allowance for loan losses	(8,899)	(8,928)
Premises and equipment, net	14,410	13,602
Life insurance cash surrender value	10,485	10,402
Other assets	17,930	16,407

Total assets	$654,429	$623,825

Liabilities
Non-interest-bearing deposits	$132,096	$122,919
Interest-bearing deposits	422,670	406,779
Total deposits	554,766	529,698
Short-term borrowings	12,327	8,642
Long-term debt	16,000	16,000
Other liabilities	3,487	3,425
Total liabilities	586,580	557,765

Shareholders' equity	67,849	66,060

Total liabilities and shareholders' equity	$654,429	$623,825

Average Year-To-Date Balances:	March 31, 2014	December 31, 2013
Assets
Total cash and cash equivalents	$24,831	$19,703
Investment securities	103,197	103,563
Loans and leases, net	471,738	452,898
Premises and equipment, net	13,674	13,852
Other assets	27,651	28,756

Total assets	$641,091	$618,772

Liabilities
Non-interest-bearing deposits	$127,736	$126,149
Interest-bearing deposits	410,185	396,411
Total deposits	537,921	522,560
Short-term borrowings and long-term debt	32,503	31,524
Other liabilities	3,595	3,803
Total liabilities	574,019	557,887

Shareholders' equity	67,072	60,885

Total liabilities and shareholders' equity	$641,091	$618,772

FIDELITY D & D BANCORP, INC.

Unaudited Condensed Consolidated Statements of Income

(dollars in thousands)

.

	Three Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Interest income
Loans and leases	$5,407	$5,469
Securities and other	595	499

Total interest income	6,002	5,968

Interest expense
Deposits	489	515
Borrowings and debt	218	220

Total interest expense	707	735

Net interest income	5,295	5,233

Provision for loan losses	300	550
Other income	1,738	2,068
Other expenses	4,785	4,880
Provision for income taxes	492	477
Net income	$1,456	$1,394

	Three Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013
Interest income
Loans and leases	$5,407	$5,438	$5,455	$5,456	$5,469
Securities and other	595	581	499	456	499

Total interest income	6,002	6,019	5,954	5,912	5,968

Interest expense
Deposits	489	530	525	511	515
Borrowings and debt	218	223	223	221	220

Total interest expense	707	753	748	732	735

Net interest income	5,295	5,266	5,206	5,180	5,233

Provision for loan losses	300	950	450	600	550
Other income	1,738	4,514	1,908	2,051	2,068
Other expenses	4,785	4,989	4,644	4,606	4,880
Provision for income taxes	492	1,131	515	512	477
Net income	$1,456	$2,710	$1,505	$1,513	$1,394

FIDELITY D & D BANCORP, INC.

Unaudited Condensed Consolidated Balance Sheets

(dollars in thousands)

At Period End:	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013
Assets
Total cash and cash equivalents	$32,099	$13,218	$35,885	$15,266	$20,730
Investment securities	102,213	97,423	103,111	96,466	99,496
Federal Home Loan Bank Stock	2,176	2,640	2,160	3,214	2,238
Loans and leases	484,015	479,061	464,008	465,351	450,677
Allowance for loan losses	(8,899)	(8,928)	(8,405)	(8,296)	(8,236)
Premises and equipment, net	14,410	13,602	13,709	13,802	13,876
Life insurance cash surrender value	10,485	10,402	10,316	10,231	10,146
Other assets	17,930	16,407	19,510	19,141	19,244

Total assets	$654,429	$623,825	$640,294	$615,175	$608,171

Liabilities
Non-interest-bearing deposits	$132,096	$122,919	$134,114	$127,268	$122,855
Interest-bearing deposits	422,670	406,779	410,716	392,255	391,611
Total deposits	554,766	529,698	544,830	519,523	514,466
Short-term borrowings	12,327	8,642	14,197	16,199	13,593
Long-term debt	16,000	16,000	16,000	16,000	16,000
Other liabilities	3,487	3,425	3,471	3,550	4,333
Total liabilities	586,580	557,765	578,498	555,272	548,392

Shareholders' equity	67,849	66,060	61,796	59,903	59,779

Total liabilities and shareholders' equity	$654,429	$623,825	$640,294	$615,175	$608,171

Average Quarterly Balances:	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013
Assets
Total cash and cash equivalents	$24,831	$17,177	$18,296	$13,554	$29,939
Investment securities	103,197	104,729	102,617	102,335	104,582
Loans and leases, net	471,738	462,528	456,479	450,684	441,632
Premises and equipment, net	13,674	13,692	13,841	13,838	14,042
Other assets	27,651	29,173	29,622	28,441	27,761

Total assets	$641,091	$627,299	$620,855	$608,852	$617,956

Liabilities
Non-interest-bearing deposits	$127,736	$126,200	$124,794	$122,805	$130,864
Interest-bearing deposits	410,185	404,633	400,305	390,392	390,113
Total deposits	537,921	530,833	525,099	513,197	520,977
Short-term borrowings and long-term debt	32,503	30,058	31,263	31,199	33,616
Other liabilities	3,595	3,848	3,892	3,657	3,811
Total liabilities	574,019	564,739	560,254	548,053	558,404

Shareholders' equity	67,072	62,560	60,601	60,799	59,552

Total liabilities and shareholders' equity	$641,091	$627,299	$620,855	$608,852	$617,956

FIDELITY D & D BANCORP, INC.

Selected Financial Ratios and Other Data

	Three Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013
Selected returns and financial ratios
Basic earnings per share	$0.61	$1.15	$0.64	$0.64	$0.60
Diluted earnings per share	$0.61	$1.14	$0.64	$0.64	$0.60
Dividends per share	$0.25	$0.35	$0.25	$0.25	$0.25
Yield on interest-earning assets (FTE)	4.27%	4.27%	4.26%	4.37%	4.36%
Cost of interest-bearing liabilities	0.65%	0.69%	0.69%	0.70%	0.70%
Net interest spread	3.62%	3.58%	3.57%	3.67%	3.66%
Net interest margin	3.79%	3.76%	3.74%	3.84%	3.84%
Return on average assets	0.92%	1.71%	0.96%	1.00%	0.91%
Return on average equity	8.80%	17.19%	9.85%	9.98%	9.49%
Efficiency ratio	67.89%	67.48%	64.51%	61.90%	66.17%
Expense ratio	2.06%	2.02%	1.83%	1.69%	1.92%

Other financial data
	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013
Book value per share	$28.13	$27.62	$26.06	$25.42	$25.52
Equity to assets	10.37%	10.59%	9.65%	9.74%	9.83%
Allowance for loan losses to:
Total loans	1.84%	1.86%	1.81%	1.78%	1.83%
Non-accrual loans	2.40x	1.58x	1.37x	1.24x	0.85x
Non-accrual loans to total loans	0.77%	1.18%	1.32%	1.44%	2.16%
Non-performing assets to total assets	1.07%	1.44%	1.82%	2.03%	2.47%